Exhibit 99.1

           CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Barry R. Steinberg, President and Chief Executive Officer of Manchester Technologies, Inc. (the "Company"), do hereby certify, pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

1. the Quarterly Report on Form 10-Q of the Company for the quarterly period ended January 31, 2003, as filed with the Securities and Exchange Commission (the "Report"), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date: March 11, 2003

/S/  Barry R. Steinberg
-----------------------
Barry R. Steinberg
President and Chief Executive Officer
(Principal Executive Officer)